Debt	6 Months Ended
Jun. 30, 2022
Debt Disclosure [Abstract]
DEBT

NOTE 7. DEBT

On March 21, 2022, March 23, 2022, April 4, 2022, April 27, 2022, and May 9, 2022, in connection with the extension of the date by which the Company has to consummate a Business Combination (see Note 8), the Company entered into a series of unsecured senior promissory note agreements (“Note Agreements”) with several lenders affiliated with the Company’s Sponsor, Viveon Health LLC and Rom Papadopoulos, the Chief Financial Officer of the Company, for up to an aggregate amount totaling $4.0 million (the “Notes”). The Notes do not bear interest and mature upon the earlier of (i) the closing of the Company’s initial Business Combination, and (ii) December 31, 2022 (the “Maturity Date”). A commitment fee in the amount equal to 10% of all amounts funded under Notes (up to a maximum of $400,000), is due to the subscribers, on a pro rata basis, by the Company promptly following the initial funding. As of June 30, 2022, the Company has received $3.4 million of funding for the Notes. The Company has paid $337,000 in commitment fees as of June 30, 2022. A commitment fee of $5,000 is due to the subscribers as of June 30, 2022.

Pursuant to the terms of the Note Agreements, the subscribers shall receive warrants to purchase one share of Company common stock for every $2.00 of the funded principal amount of the Notes up to 2,000,000 shares of the Company common stock, in the aggregate, at an exercise price of $11.50 per share, subject to adjustment (the “Subscription Warrants”). See Note 10 for additional terms of the Subscription Warrants.

In accordance with ASC 470-20-25-2, Debt with Conversion and Other Options — Debt Instruments with Detachable Warrants, the proceeds from the issuance of the Notes were allocated to the Notes and Subscription Warrants using the with-and-without method. Under this method, the Company first allocated the proceeds from the issuance of the Notes to the Subscription Warrants based on their initial fair value measurement of $5,370,185 for the Subscription Warrants issued on March 21, 2022, $337,991 for the Subscription Warrants issued on March 23, 2022, $341,967 for the Subscription Warrants issued on April 4, 2022, $417,037 for the Subscription Warrants issued on April 27, 2022, and $162,003 for the Subscription Warrants issued on May 9, 2022. The measurement of the Subscription Warrants fair value was determined utilizing a Monte Carlo simulation model considering all relevant assumptions current at the dates of issuance. See Note 11 for additional details on the assumptions used. The initial fair value of the Subscription Warrants exceeded the proceeds received from the issuance of the Notes. As such, the proceeds allocated to the Notes were nil. The Company recognized a loss on issuance of the Subscription Warrants of $371,007 and $3,209,183 for the three and six months ended June 30, 2022.

The Company complies with ASC Topic 835, Interest (“ASC 835”). In accordance with ASC 835-30, discounts to the principal amounts are included in the carrying value of the Notes and amortized to “Interest expense” over the remaining term of the underlying debt. During the three and six months ended June 30, 2022, the Company recorded a $550,000 and $3,420,000 debt discount upon issuance of the Notes, respectively. The discount is amortized to interest expense over the term of the debt. For the three and six months ended June 30, 2022, the amortization of the discount resulted in interest expense of $259,746 and $359,289, respectively.

The following table presents the Notes as of June 30, 2022:

Note	$3,420,000
Debt discount	(3,060,711)
Carrying value of notes	$359,289